UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       August 4, 2009

TEKNI-PLEX, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
333-28157	22-3286312
(Commission File Number)	(I.R.S. Employer Identification No.)

1150 First Ave., Suite 501, King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

(484) 690-1520
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DEPARTURE OF CHIEF OPERATING OFFICER

(b)      On August 4, 2009 Tekni-Plex, Inc. (the “Company”) announced to its employees that Mr. Edward Goldberg will retire as the Company’s Chief Operating Officer effective at the end of August 2009. Executives currently reporting to Mr. Goldberg will report to Mr. Paul Young, the company’s Chief Executive Officer. Mr. Goldberg's compensation arrangements with respect to his service as Chief Operating Officer during the Company’s recently completed fiscal year and the termination of his employment are yet to be determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKNI-PLEX, INC.
By:	/s/ Paul J. Young
Name: Paul J. Young Title: Chief Executive Officer

Dated:  August 10, 2009